                                                                    Exhibit 99.9
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ---------------------------------------------------
  CASE NAME: American International Travel, Inc.       ACCRUAL BASIS
  ---------------------------------------------------

  ---------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  ---------------------------------------------------

  ---------------------------------------------------
  JUDGE: Barbara J. Houser
  ---------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED
  STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                    Chief Financial Officer
  ----------------------------------------     ---------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

  Drew Keith                                              8/20/2002
  -----------------------------------          ---------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE

  PREPARER:

  /s/ Jessica L. Wilson                             Chief Accounting Officer
  -----------------------------------          ---------------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE

  Jessica L. Wilson                                       8/20/2002
  -----------------------------------          ---------------------------------
  PRINTED NAME OF PREPARER                                   DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  -------------------------------------------------
  CASE NAME: American International Travel, Inc.                 ACCRUAL BASIS-1
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
  -------------------------------------------------

  -------------------------------------------------

  COMPARATIVE BALANCE SHEET
  ------------------------------------------------------------------------------------------------------------
                                          SCHEDULE            MONTH             MONTH             MONTH
                                                        ------------------------------------------------------
  ASSETS                                   AMOUNT           July 2002
  ------------------------------------------------------------------------------------------------------------
  1.   UNRESTRICTED CASH                       $ 64,520          $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  2.   RESTRICTED CASH                                           $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  3.   TOTAL CASH                              $ 64,520          $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  4.   ACCOUNTS RECEIVABLE (NET)                                 $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  5.   INVENTORY                                                 $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  6.   NOTES RECEIVABLE                                          $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  7.   PREPAID EXPENSES                                          $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                                      ($408,757)               $0                $0
  ------------------------------------------------------------------------------------------------------------
  9.   TOTAL CURRENT ASSETS                    $ 64,520         ($408,757)               $0                $0
  ------------------------------------------------------------------------------------------------------------
  10.  PROPERTY, PLANT & EQUIPMENT                               $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  11.  LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                  $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  12.  NET PROPERTY, PLANT &
       EQUIPMENT                               $      0          $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  13.  DUE FROM INSIDERS                                         $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                                $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  15.  OTHER (ATTACH LIST)                                       $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  16.  TOTAL ASSETS                            $ 64,520         ($408,757)               $0                $0
  ------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------------
  17.  ACCOUNTS PAYABLE                                          $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  18.  TAXES PAYABLE                                             $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  19.  NOTES PAYABLE                                             $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  20.  PROFESSIONAL FEES                                         $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  21.  SECURED DEBT                                              $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  22.  OTHER (ATTACH LIST)                                       $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  23.  TOTAL POSTPETITION
       LIABILITIES                                               $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------------
  24.  SECURED DEBT                                              $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  25.  PRIORITY DEBT                           $ 16,503          $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  26.  UNSECURED DEBT                          $513,635          ($84,891)               $0                $0
  ------------------------------------------------------------------------------------------------------------
  27.  OTHER (ATTACH LIST)                                       $      0                $0                $0
  ------------------------------------------------------------------------------------------------------------
  28.  TOTAL PREPETITION LIABILITIES           $530,138          ($84,891)               $0                $0
  ------------------------------------------------------------------------------------------------------------
  29.  TOTAL LIABILITIES                       $530,138          ($84,891)               $0                $0
  ------------------------------------------------------------------------------------------------------------
  EQUITY
  ------------------------------------------------------------------------------------------------------------
  30.  PREPETITION OWNERS' EQUITY                               ($359,163)               $0                $0
  ------------------------------------------------------------------------------------------------------------
  31.  POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                          $ 35,297                $0                $0
  ------------------------------------------------------------------------------------------------------------
  32.  DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
  ------------------------------------------------------------------------------------------------------------
  33.  TOTAL EQUITY                            $      0         ($323,866)               $0                $0
  ------------------------------------------------------------------------------------------------------------
  34.  TOTAL LIABILITIES &
       OWNERS' EQUITY                          $530,138         ($408,757)               $0                $0
  ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

   -------------------------------------------------
   CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-2
   -------------------------------------------------

   -------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   -------------------------------------------------

   ---------------------------------
   INCOME STATEMENT
   -----------------------------------------------------------------------------------------------------------
                                                   MONTH            MONTH           MONTH          QUARTER
                                                ------------------------------------------------
   REVENUES                                      July 2002                                          TOTAL
   -----------------------------------------------------------------------------------------------------------
   1.   GROSS REVENUES                                     $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   2.   LESS: RETURNS & DISCOUNTS                          $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   3.   NET REVENUE                                        $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   -----------------------------------------------------------------------------------------------------------
   4.   MATERIAL                                           $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   5.   DIRECT LABOR                                       $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   6.   DIRECT OVERHEAD                                    $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   7.   TOTAL COST OF GOODS SOLD                           $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   8.   GROSS PROFIT                                       $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   -----------------------------------------------------------------------------------------------------------
   9.   OFFICER/INSIDER COMPENSATION                       $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   10.  SELLING & MARKETING                                $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                           $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   12.  RENT & LEASE                                       $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                                $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   14.  TOTAL OPERATING EXPENSES                           $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   15.  INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                   $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   -----------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT. LIST)                   $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT. LIST)                  $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   18.  INTEREST EXPENSE                                   $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION/DEPLETION                             $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                       $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                                $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   22.  NET OTHER INCOME & EXPENSES                        $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   -----------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL FEES                                  $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   24.  U.S. TRUSTEE FEES                                  $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                                $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   26.  TOTAL REORGANIZATION EXPENSES                      $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   27.  INCOME TAX                                         $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------
   28.  NET PROFIT (LOSS)                                  $0              $0              $0              $0
   -----------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -----------------------------------------------
   CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-3
   -----------------------------------------------

   -----------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                            02/13/95, RWD, 2/96
   -----------------------------------------------

   ----------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                           MONTH          MONTH           MONTH          QUARTER
                                           ----------------------------------------------
   DISBURSEMENTS                             July 2002                                        TOTAL
   ----------------------------------------------------------------------------------------------------
   1.  CASH - BEGINNING OF MONTH                      $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ----------------------------------------------------------------------------------------------------
   2.  CASH SALES                                     $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ----------------------------------------------------------------------------------------------------
   3.  PREPETITION                                    $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   4.  POSTPETITION                                   $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   5.  TOTAL OPERATING RECEIPTS                       $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ----------------------------------------------------------------------------------------------------
   6.  LOANS & ADVANCES (ATTACH LIST)                 $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   7.  SALE OF ASSETS                                 $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   8.  OTHER (ATTACH  LIST)                           $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   9.  TOTAL NON-OPERATING RECEIPTS                   $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   10. TOTAL RECEIPTS                                 $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   11. TOTAL CASH AVAILABLE                           $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ----------------------------------------------------------------------------------------------------
    12. NET PAYROLL                                   $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
    13. PAYROLL TAXES PAID                            $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   14. SALES, USE & OTHER TAXES PAID                  $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   15. SECURED/RENTAL/LEASES                          $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   16. UTILITIES                                      $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   17. INSURANCE                                      $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   18. INVENTORY PURCHASES                            $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   19. VEHICLE EXPENSES                               $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   20. TRAVEL                                         $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   21. ENTERTAINMENT                                  $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   22. REPAIRS & MAINTENANCE                          $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   23. SUPPLIES                                       $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   24. ADVERTISING                                    $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   25. OTHER (ATTACH LIST)                            $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   26. TOTAL OPERATING DISBURSEMENTS                  $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ----------------------------------------------------------------------------------------------------
   27. PROFESSIONAL FEES                              $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   28. U.S. TRUSTEE FEES                              $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   29. OTHER (ATTACH  LIST)                           $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   30. TOTAL REORGANIZATION EXPENSES                  $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   31. TOTAL DISBURSEMENTS                            $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   32. NET CASH FLOW                                  $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------
   33. CASH - END OF MONTH                            $0             $0              $0             $0
   ----------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------------
   CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-4
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
   ------------------------------------------------

   ------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE         MONTH           MONTH           MONTH
                                                               ------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                        AMOUNT        July 2002
   ------------------------------------------------------------------------------------------------------------
   1.   0-30                                                $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   2.   31-60                                               $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   3.   61-90                                               $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   4.   91+                                                 $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   5.   TOTAL ACCOUNTS RECEIVABLE                           $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   6.   AMOUNT CONSIDERED UNCOLLECTIBLE                     $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   7.   ACCOUNTS RECEIVABLE (NET)                           $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                              MONTH:    July 2002
                                                                               --------------------------------
   ------------------------------------------------------------------------------------------------------------
                                     0-30           31-60           61-90            91+
   TAXES PAYABLE                     DAYS            DAYS           DAYS            DAYS            TOTAL
   ------------------------------------------------------------------------------------------------------------
   1.   FEDERAL                              $0             $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   2.   STATE                                $0             $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   3.   LOCAL                                $0             $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   4.   OTHER (ATTACH LIST)                  $0             $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   5.   TOTAL TAXES PAYABLE                  $0             $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------
   6.   ACCOUNTS PAYABLE                     $0             $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------

   ---------------------------------------------

   STATUS OF POSTPETITION TAXES                                         MONTH:    July 2002
                                                                               --------------------------------
   ---------------------------------------------
   ------------------------------------------------------------------------------------------------------------
                                                  BEGINNING        AMOUNT                          ENDING
                                                     TAX        WITHHELD AND/      AMOUNT            TAX
   FEDERAL                                        LIABILITY*     0R ACCRUED         PAID          LIABILITY
   ------------------------------------------------------------------------------------------------------------
   1.   WITHHOLDING**                                       $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   2.   FICA-EMPLOYEE**                                     $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   3.   FICA-EMPLOYER**                                     $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   4.   UNEMPLOYMENT                                        $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   5.   INCOME                                              $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   6.   OTHER (ATTACH LIST)                                 $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   7.   TOTAL FEDERAL TAXES                                 $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   ------------------------------------------------------------------------------------------------------------
   8.   WITHHOLDING                                         $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   9.   SALES                                               $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   10.  EXCISE                                              $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   11.  UNEMPLOYMENT                                        $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   12.  REAL PROPERTY                                       $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   13.  PERSONAL PROPERTY                                   $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   14.  OTHER (ATTACH LIST)                                 $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   15.  TOTAL STATE & LOCAL                                 $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------
   16.  TOTAL TAXES                                         $0              $0              $0              $0
   ------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------------
   CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-5
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   ------------------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                        MONTH:  July 2002
   -------------------------------------------                 --------------------------------------------------
   BANK RECONCILIATIONS
                                                 Account #1      Account #2       Account #3
   --------------------------------------------------------------------------------------------------------------
   A.       BANK:                                   N/A
   ---------------------------------------------------------------------------------------------
   B.       ACCOUNT NUMBER:                                                                           TOTAL
   ---------------------------------------------------------------------------------------------
   C.       PURPOSE (TYPE):
   --------------------------------------------------------------------------------------------------------------
   1.    BALANCE PER BANK STATEMENT                        $0
   --------------------------------------------------------------------------------------------------------------
   2.    ADD: TOTAL DEPOSITS NOT CREDITED                  $0
   --------------------------------------------------------------------------------------------------------------
   3.    SUBTRACT: OUTSTANDING CHECKS                      $0
   --------------------------------------------------------------------------------------------------------------
   4.    OTHER RECONCILING ITEMS                           $0
   --------------------------------------------------------------------------------------------------------------
   5.    MONTH END BALANCE PER BOOKS                       $0              $0               $0               $0
   --------------------------------------------------------------------------------------------------------------
   6.    NUMBER OF LAST CHECK WRITTEN
   --------------------------------------------------------------------------------------------------------------

   -------------------------------------------
   INVESTMENT ACCOUNTS

   --------------------------------------------------------------------------------------------------------------
                                                  DATE OF          TYPE OF         PURCHASE         CURRENT
   BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE            VALUE
   --------------------------------------------------------------------------------------------------------------
   7.    N/A
   --------------------------------------------------------------------------------------------------------------
   8.    N/A
   --------------------------------------------------------------------------------------------------------------
   9.    N/A
   --------------------------------------------------------------------------------------------------------------
   10.   N/A
   --------------------------------------------------------------------------------------------------------------
   11.   TOTAL INVESTMENTS                                                                  $0               $0
   --------------------------------------------------------------------------------------------------------------

   -------------------------------------------
   CASH

   --------------------------------------------------------------------------------------------------------------
   12.   CURRENCY ON HAND                                                                                     $0
   --------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------
   13.   TOTAL CASH - END OF MONTH                                                                            $0
   --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -----------------------------------------------
   CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-6
   -----------------------------------------------

   -----------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
   -----------------------------------------------

                                                         MONTH:    July 2002
                                                         -----------------------

   -----------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   -----------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ----------------------------------------------------------------
                               INSIDERS
   ----------------------------------------------------------------
                          TYPE OF         AMOUNT        TOTAL PAID
               NAME       PAYMENT          PAID          TO DATE
   ----------------------------------------------------------------
   1. N/A
   ----------------------------------------------------------------
   2. N/A
   ----------------------------------------------------------------
   3. N/A
   ----------------------------------------------------------------
   4. N/A
   ----------------------------------------------------------------
   5. N/A
   ----------------------------------------------------------------
   6. TOTAL PAYMENTS
      TO INSIDERS                              $0             $0
   ----------------------------------------------------------------

   ------------------------------------------------------------------------------------------
                                          PROFESSIONALS
   ------------------------------------------------------------------------------------------
                    DATE OF COURT                                                  TOTAL
                  ORDER AUTHORIZING       AMOUNT         AMOUNT     TOTAL PAID    INCURRED
           NAME        PAYMENT           APPROVED         PAID       TO DATE     & UNPAID *
   ------------------------------------------------------------------------------------------
   1. N/A
   ------------------------------------------------------------------------------------------
   2. N/A
   ------------------------------------------------------------------------------------------
   3. N/A
   ------------------------------------------------------------------------------------------
   4. N/A
   ------------------------------------------------------------------------------------------
   5. N/A
   ------------------------------------------------------------------------------------------
   6. TOTAL PAYMENTS
      TO PROFESSIONALS                          $0            $0           $0            $0
   ------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                        SCHEDULED        AMOUNTS
                                         MONTHLY          PAID          TOTAL
                                         PAYMENTS        DURING        UNPAID
            NAME OF CREDITOR               DUE            MONTH     POSTPETITION
   -----------------------------------------------------------------------------
   1. N/A
   -----------------------------------------------------------------------------
   2. N/A
   -----------------------------------------------------------------------------
   3. N/A
   -----------------------------------------------------------------------------
   4. N/A
   -----------------------------------------------------------------------------
   5. N/A
   ----------------------------------------------------------------------------
   6. TOTAL                                     $0          $0           $0
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ----------------------------------------------
   CASE NAME: American International Travel, Inc.    ACCRUAL  BASIS-7
   ----------------------------------------------

   ----------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
   ----------------------------------------------

                                                       MONTH:  July 2002
                                                              -----------------

   ------------------------------------
   QUESTIONNAIRE

   ---------------------------------------------------------------------------------------------------------
                                                                                       YES          NO
   ---------------------------------------------------------------------------------------------------------
   1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                        X
   ---------------------------------------------------------------------------------------------------------
   2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                  X
   ---------------------------------------------------------------------------------------------------------
   3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                            X
   ---------------------------------------------------------------------------------------------------------
   4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                                      X
   ---------------------------------------------------------------------------------------------------------
   5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                      X
   ---------------------------------------------------------------------------------------------------------
   6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                X
   ---------------------------------------------------------------------------------------------------------
   7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                   X
   ---------------------------------------------------------------------------------------------------------
   8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                            X
   ---------------------------------------------------------------------------------------------------------
   9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                  X
   ---------------------------------------------------------------------------------------------------------
   10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                 X
   ---------------------------------------------------------------------------------------------------------
   11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                           X
   ---------------------------------------------------------------------------------------------------------
   12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                             X
   ---------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ------------------------------------
   INSURANCE
   ---------------------------------------------------------------------------------------------------------
                                                                                       YES          NO
   ---------------------------------------------------------------------------------------------------------
   1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                        X
   ---------------------------------------------------------------------------------------------------------
   2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
   ---------------------------------------------------------------------------------------------------------
   3.   PLEASE ITEMIZE POLICIES BELOW.
   ---------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
   BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
   EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------
                                      INSTALLMENT  PAYMENTS
   ---------------------------------------------------------------------------------------------------------
             TYPE OF                                                                    PAYMENT AMOUNT
              POLICY                    CARRIER            PERIOD COVERED                & FREQUENCY
   ---------------------------------------------------------------------------------------------------------
        Please see Case # 00-42141-BJH-11
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

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

================================================================================

   --------------------------------------------------------
    CASE NAME: American International Travel, Inc.         FOOTNOTES SUPPLEMENT
   --------------------------------------------------------

   --------------------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                              ACCRUAL BASIS
   --------------------------------------------------------

                                                    MONTH:       July 2002
                                                          ----------------------


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     ACCRUAL BASIS          LINE
     FORM NUMBER           NUMBER                      FOOTNOTE / EXPLANATION
   --------------------------------------------------------------------------------------------------------
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   --------------------------------------------------------------------------------------------------------

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        6                            All Professional fees related to the Reorganization of the
   --------------------------------------------------------------------------------------------------------
                                       Company are disbursed out of Kitty Hawk, Inc. (Parent
   --------------------------------------------------------------------------------------------------------
                                       Company). Refer to Case # 400-42141
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        7                            All insurance plans related to the Company are carried
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                                       at Kitty Hawk, Inc. (Parent Company). Refer to Case #
   --------------------------------------------------------------------------------------------------------
                                       400-42141.
   --------------------------------------------------------------------------------------------------------

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     General                         This operation closed in May of 2000. Costs incurred to date
   --------------------------------------------------------------------------------------------------------
                                       consist of costs associated with shut down
   --------------------------------------------------------------------------------------------------------
                                       procedures as well as wrapping up final billings
   --------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------

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        3                    28      All payments are made by Kitty Hawk,, Inc. (Case #400-42141)
   --------------------------------------------------------------------------------------------------------

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

================================================================================

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                July 2002


8.  OTHER (ATTACH LIST)                              (408,757)Reported
                                          --------------------
      Intercompany Receivable                        (408,757)
                                          --------------------
                                                     (408,757)Detail
                                          --------------------
                                                            - Difference